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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

INVESTMENT COMPANY FILE NUMBER: 811-2842

SAMARNAN INVESTMENT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

214 NORTH RIDGEWAY DRIVE, CLEBURNE, TEXAS 76033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

GEORGE S. WALLS, JR., 214 N. RIDGEWAY DRIVE, CLEBURNE, TX 76033
(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 641-7881

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: JUNE 30, 2004

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ITEM 1. REPORTS TO STOCKHOLDERS.

      Attached, as Exhibit 1 is the Registrant's Semi-Annual Report to its Shareholders for the six-month period ended June 30, 2004.

ITEM 6. SCHEDULE OF INVESTMENTS.

      The Registrant's Schedule of Investments is included in the Registrant's Semi-Annual Report to its Shareholders filed as Exhibit 1 hereto.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      The Registrant's policy relating to the voting of its portfolio securities is to delegate to its investment adviser for equity securities, Westwood Management Corp. ("Westwood"), the authority to vote the equity securities held in the Registrant's portfolio.

      Westwood has advised the Registrant that its policy in voting the Registrant's portfolio securities is as follows: Westwood has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for its clients. ISS is a leading provider of corporate governance and proxy voting services. ISS's main objective is to assist institutional investors by researching the financial implications of proxy proposals and to recommend the casting votes that will enhance and protect shareholder returns. In most cases, Westwood agrees with the recommendations of ISS, however, ballots are reviewed bi-monthly by Westwood's analysts and Westwood may choose to vote differently than ISS's recommendations if it believes it is in the best interest of its clients.

      Westwood has further advised the Registrant that the procedures it follows with respect to proxy record keeping, that Westwood maintains complete files for all its clients. These files include a listing of all proxy material sent on behalf of its clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

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ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSE-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

      During the period covered by this Report, neither the Registrant nor any "affiliated purchaser" (as defined in Rule 10b-18(a)(3) of the Securities Exchange Act of 1934) purchased any shares of the Registrant's equity securities.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      The Registrant does not have any formal procedures pursuant to which shareholders may recommend nominees for election to its Board of Directors. If the Registrant receives a recommendation for any such nomination, it will be submitted to the Registrant's Board of Directors for their consideration.

ITEM 10. CONTROLS AND PROCEDURES.

      (a) Regulations under the Investment Company Act of 1940 require the Registrant to maintain "disclosure controls and procedures" which are defined to mean a company's controls and procedures that are designed to ensure that information required to be disclosed in the reports it files with or submits under the 1940 Act is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms. The principal executive officer and the principal financial officer of the Registrant, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures within 90 days of the filing date of this Report, concluded that the Registrant's controls and procedures were effective for this purpose.

      (b) There has been no change in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that has occurred during the six month period ended June 30, 2004 that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

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ITEM 11. EXHIBITS.

      The following exhibits and certifications are filed as a part of this
      Report:

      (1) Semi-Annual Report to its Shareholders for the six months ended June 30, 2004.(1)

      (2)   Code of Ethics adopted by the Registrant on July 22, 2003. (2)

      (3) Certification of George S. Walls, Jr., principal executive officer of the Registrant. (1)

      (4) Certification of Jerry D. Wheatley. principal financial officer of the Registrant. (1)

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(1)   FILED HEREWITH.

(2) FILED AS EXHIBIT 2 TO REGISTRANT'S SEMI-ANNUAL REPORT TO SHAREHOLDERS FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2003 ON FORM N-CSR FILED WITH THE COMMISSION ON AUGUST 21, 2003.

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                                   SIGNATURES

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

SAMARNAN INVESTMENT CORPORATION

By (s) George S. Walls, Jr.
   -------------------------------------------
   George S. Walls, Jr., President
Date: August 12, 2004

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE DATES INDICATED.

By (s) George S. Walls, Jr.
   ---------------------------------------------------------------
   George S. Walls, Jr., President and Principal Executive Officer
Date: August 12, 2004

By (s) Jerry D. Wheatley
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    Jerry D. Wheatley. Treasurer and Principal Financial Officer
Date: August 12, 2004

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